Michele Drummey
Vice President, Corporate Counsel
Law Department–Prudential Retirement
The Prudential Insurance Company of America
280 Trumbull Street, 16th Floor
Hartford, CT 06103
Michele.Drummey@prudential.com

September 3, 2021
U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Re:	PRIAC Variable Contract Account A
(File No. 811-21988)

Prudential Retirement Security Annuity II
(File No. 333-145632)

Dear Commissioners:
On behalf of Prudential Retirement Insurance and Annuity Company (“PRIAC”) and the PRIAC Variable Contract Account A (the “Account”), please accept this information concerning the filing of the semi-annual report made with the Commission by the underlying mutual portfolios within this group variable annuity. Pursuant to Rule 30d-1 of the Investment Company Act of 1940 (the “Act”), the fund company listed below filed a report on Form N-CSRS with the Securities and Exchange Commission. Pursuant to Rule 30e-2(a) of the Act, the Account transmitted that fund report to its shareholders of record. This filing constitutes the filing of that report as required by Rule 30b2-1 under the Act. We hereby incorporate by reference the following semi-annual report with respect to the fund company specified below:

Fund Company	1940 Act Registration No.

Advanced Series Trust	811-05186

If you have any questions regarding this filing, please contact me at Michele.Drummey@prudential.com.

Sincerely,

/s/ Michele Drummey
Michele Drummey
Vice President and Corporate Counsel